Common Stock	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Common Stock
10. Stockholders’ Equity/(Deficit)
Common Stock
As of December 31, 2022 and 2021, the Company was authorized to issue 8,722,279 and 3,706,968 shares of common stock, respectively, with a par value of $0.0001 per share. In January 2023, the Company amended its Certificate of Incorporation to increase the authorized common stock to 9,837,322 shares.
The Common Stock has the following characteristics:
Voting
The holders of common stock are entitled to one vote for each share of common stock held at all meetings of stockholders (and written actions in lieu of meetings); provided, however, that, except as otherwise required by law, holders of common stock, as such, shall not be entitled to vote on any amendment to the Certificate of Incorporation that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation or pursuant to the Delaware General Corporation Law.

Dividends
The holders of common stock are entitled to receive dividends, if and when declared by the Company’s Board of Directors. Since the Company’s inception, no dividends have been declared or paid to the holders of common stock.
Liquidation, dissolution or winding up
In the event of any voluntary or involuntary liquidation, dissolution, or winding-up
of the Company, the holders of common stock are entitled to share ratably in the Company’s remaining assets, following priority payments to the Company’s preferred stockholders.